                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 12, 1997



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



               DELAWARE                              94-3121462
     (State or other jurisdiction        (I.R.S. Employer Identification No.)
  of incorporation or organization)



        3055 Patrick Henry Drive, Santa Clara, CA 95054-1815 (Address of
                    principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500

ITEM 5.    OTHER EVENTS

      On November 12, 1997, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced it has received a key patent from the U.S. Patent and Trademark Office for the treatment of osteoporosis and tissue repair. Further details regarding this announcement are contained in the Company's news release dated November 12, 1997, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   EXHIBITS

Exhibit 21     Celtrix Pharmaceuticals, Inc. News Release dated November 12,
               1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





















                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  November 12, 1997         By: /s/ DONALD D. HUFFMAN
                                 ---------------------------------------
                                 Donald D. Huffman
                                 Vice President, Finance & Administration
                                 Chief Financial Officer
                                 (Duly authorized principal financial
                                 and accounting officer.)

                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number
     --------------

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated November 12, 1997.